UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 6, 2011

Date of report (Date of earliest event reported)

Valmont Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31429	47-0351813
(Commission File Number)	(IRS Employer Identification No.)

One Valmont Plaza
Omaha, NE	68154
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On June 6, 2011, Valmont Industries, Inc. (the “Company”) and the Subsidiary Guarantors named therein entered into an Underwriting Agreement (the “Underwriting Agreement”), with Merrill Lynch, Pierce Fenner & Smith Incorporated, as representative of the several underwriters listed on Schedule A thereto, relating to the offer and sale by the Company of $150 million of its 6.625% senior notes due 2020 (the “Senior Notes”).  The sale of the Senior Notes is a public offering pursuant to the Company’s Registration Statement on Form S-3 (333-165926) and is expected to close on June 13, 2011.  The Senior Notes will pay interest semiannually on April 20th and October 20th beginning October 20, 2011 at a rate of 6.625% per annum until maturity on April 20, 2020.  The Company previously issued $300 million in principal amount of 6.625% senior notes due 2020 and the Senior Notes offered and sold under the Underwriting Agreement will become part of the same series as the previously issued notes.

Some of the underwriters or their affiliates have provided investment or commercial banking services to the Company or its affiliates in the past and are likely to do so in the future.

The Underwriting Agreement and form of the Senior Notes are filed herewith as Exhibit 1.1 and incorporated herein by reference. The descriptions of the Underwriting Agreement and Senior Notes are qualified by reference thereto.

Item 5.07.     Submission of Matters to a Vote of Security Holders

In a non-binding advisory vote on the compensation paid to the Company’s executive officers (“say-on-pay”) held at the Company’s Annual Meeting on April 27, 2011, stockholders voted in favor of holding say-on-pay votes annually.  The Board has determined that the Company will hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency.

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits.

1.1

Underwriting Agreement, dated June 6, 2011, among Merrill Lynch, Pierce Fenner & Smith Incorporated, as representative of the several underwriters listed on Schedule A thereto, Valmont Industries, Inc. and the Subsidiary Guarantors named therein.

4.1	Form of 6.625% Senior Notes

5.1	Opinion of McGrath North Mullin & Kratz, PC LLO as to the validity of the Senior Notes

23.1	Consent of McGrath North Mullin & Kratz, PC LLO (contained in Exhibit 5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valmont Industries, Inc.
Date: June 10, 2011

	By:	/s/ Terry J. McClain
Name: Terry J. McClain
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1

Underwriting Agreement, dated June 6, 2011, among Merrill Lynch, Pierce Fenner & Smith Incorporated, as representative of the several underwriters listed on Schedule A thereto, Valmont Industries, Inc. and the Subsidiary Guarantors named therein

4.1	Form of 6.625% Senior Notes

5.1	Opinion of McGrath North Mullin & Kratz, PC LLO as to the validity of the Senior Notes

23.1	Consent of McGrath North Mullin & Kratz, PC LLO (contained in Exhibit 5)